LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Supplement dated July 1, 2010 to the Natixis Funds Statement of Additional Information dated February 1, 2010,

as may be revised and supplemented from time to time.

Effective July 1, 2010, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) has added a breakpoint in the Loomis Sayles Government and Agency Fund’s (the “Fund”) advisory fee at 0.40% for average daily net assets above $250 million. Accordingly, the table in the sub-section “Advisory Fees” within the section “Fund Charges and Expenses” is revised as follows with regard to the Fund:

Fund	Date of Agreement	Advisory fee payable by Fund to Loomis Sayles (as a % of average daily net assets of the Fund)
Limited Term Government and Agency Fund	September 12, 2003, amended March 21, 2005 and July 1, 2010	0.50% of the first $250 million 0.40% of amounts in excess of $250 million

Effective July 1, 2010, Loomis Sayles has given a binding undertaking to the Fund to reduce the advisory fees and, if necessary, to bear certain expenses related to operating the Fund in order to limit its expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, for Class A, Class B, Class C and Class Y shares of the Fund to 0.85%, 1.60%, 1.60% and 0.60%, respectively, of the Fund’s average daily net assets. This undertaking is in effect through January 31, 2011. Accordingly, the table regarding expense limits in the sub-section “Advisory Fees” in the section “Fund Charges and Expenses” is amended to include the following:

Fund	Expense Limit	Date of Undertaking
Limited Term Government and Agency Fund		July 1, 2010
Class A	0.85%
Class B	1.60%
Class C	1.60%
Class Y	0.60%

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